Federated Investors
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

Established 1934

ANNUAL REPORT

October 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Stock and Bond Fund, Inc., which had its origins in the Income Foundation Fund created in 1934. For more than six decades, the fund has maintained a balanced position with high-quality stocks and various bonds--both U.S. government and corporate issues. Stocks are selected for capital appreciation, and the bonds are selected for income. Currently, 50.4% of the fund's net assets are in common stocks and 26.5% are in bonds. The remaining 23.1% is in mutual fund holdings and cash equivalents. At the end of the reporting period, the fund's total net assets of $266.0 million were diversified across 125 equity and 121 debt securities.

This report covers the 12-month period from November 1, 2001 through October 31, 2002. It begins with an interview with equity manager John W. Harris, Vice President, who co-manages the fund with bond manager Christopher J. Smith, Vice President, both of Federated Investment Management Company. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock and bond holdings, and third is publication of the fund's financial statements.

The fund is managed to help you participate in two fundamental areas of investment--stocks and bonds. This diversification between stocks and bonds can help reduce overall risk in uncertain economic times as you pursue growth of capital and income. Its portfolio reflects an emphasis on broad diversification and high quality. Please review this report and the fund's stock and bond holdings. The corporations are easy to recognize as they provide goods and services that impact our daily lives, for example: Microsoft Corp., Northrop Grumman Corp., ChevronTexaco Corp., Wal-Mart Stores, Inc. and Allstate Corp.

During most of the fund's fiscal year, the stock market continued its steepest decline since World War II, while high-quality bonds produced positive returns. Despite the fund's distribution of income, fund returns were negative--though above those of their peer group average. Individual share class total return performance for the 12-month reporting period, including income distributions, follows.1

	Total Return	Income	Net Asset Value Change
Class A Shares	(7.32)%	$0.380	$17.22 to $15.61 = (9.35)%
Class B Shares	(8.02)%	$0.253	$17.19 to $15.58 = (9.37)%
Class C Shares	(8.03)%	$0.254	$17.15 to $15.54 = (9.39)%

I would like to call your attention to the illustrations of two systematic investment plans shown on pages 10 and 11 of this report. For the chart on page 11, the same dollar amount is invested annually for 15 years, thus accumulating shares, followed by a period of +5 years of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to reduce your average cost per share.2 Yes, it takes time, discipline and compounding of dividends to build up the accounts, however, the investment results can be attractive.

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. As always, we welcome your comments, questions, and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 16, 2002

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period for the fund's Class A, B and C shares, based on offering price (i.e., less any applicable sales charge), were (12.41)%, (13.00)% and (8.94)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

John W. Harris

Vice President

Federated Investment Management Company

Christopher J. Smith

Vice President

Federated Investment Management Company

Investment Review

Shareholders' Note: This fund is jointly managed by John W. Harris, who is primarily responsible for the stock portion of the fund's portfolio, and Christopher J. Smith, who is primarily responsible for the bond portion of the fund's portfolio.

What are your comments on the stock and bond markets over the fund's fiscal year?

STOCKS

Overall, the fund's fiscal year was a period of very negative performance for stocks as the Standard & Poor's 500 Index ("S&P 500 Index") returned (15.11)%.1 The fund prudently maintained a lower-than-normal allocation to stocks during much of the reporting period (50.4% as of October 31, 2002).

During the first part of the reporting period, "value" stocks outperformed "growth" stocks due primarily to weak performance in the Technology sector. This trend reversed in the third quarter of 2002, however, when growth outperformed value. The sectors with the highest returns for the 12-month reporting period were the Consumer Staples, Materials, and Financials sectors. The Utilities, Telecommunication Services and Information Technology sectors had the lowest returns.

The returns of the equity portion of the fund benefited from a bias against stocks with high growth expectations, as represented by the underweight allocation to the Information Technology and Telecommunications Services sectors. The fund also benefited from an overweighted position in the Energy sector. Returns were decreased by an underweighted position in Consumer Discretionary and a slight overweight in the Utilities sector.

The five largest contributors to performance for the reporting period were UnitedHealth Group (up 38%), Allstate Corp. (up 27%), Washington Mutual (up 18%), H&R Block (up 30%) and Sara Lee (up 2%). Stocks that detracted from performance were HealthSouth Corp., Electronic Data Systems, CIGNA, Tyco and Bristol-Myers Squibb.

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities. Investments cannot be made in an index.

BONDS

The past 12 months were very positive for bonds, helping to cushion investors from the volatility in the equity markets. The bond market's total return for the reporting period was 5.89%, as represented by the Lehman Aggregate Bond Index.2 Diversification has been a prudent strategy over the past year. Bond funds not only offer the cushioning effect from coupon income, but also offer a hedge against some of the reinvestment risk from a general decline in interest rates. Bond funds also offer yield curve, sector, and individual security diversification.

Interest rates have fallen over the past year by 35-75 basis points (particularly intermediate rates) as investors have moved money out of stocks and into lower risk bonds. Investors have also responded to weak economic data that improved the prospects for low inflation and increased the attractiveness of fixed-income investments. In that light, the Federal Reserve Board (the "Fed") lowered the Federal Funds Target Rate late last year and was on hold through October 2002, but clearly had a bias towards further easing.

Quality was the "watch word" for the bond market over the past 12 months, with Treasury securities outperforming their investment-grade corporate counterparts. Investment-grade corporate bonds lagged similar duration Treasury issues by 315 basis points over the past year.3 Noninvestment-grade bonds had negative total returns, despite high coupons on these bonds. The Lehman High Yield Bond Index4 had a total return of (5.49)% for the 12 months ended October 31, 2002 versus a total return of 4.34% for the Lehman U.S. Credit Bond Index5 and 6.28% for the Lehman U.S. Treasury Index.6

The bond portion of the fund's portfolio underperformed the Lehman Aggregate Bond Index due to an allocation to high-yield bonds that averaged 5%--7% of the portfolio over the reporting period. Furthermore, the portfolio was overweighted in investment-grade corporate bonds. We avoided most of the credit declines in the corporate sector, such as experienced by Worldcom. Helping to offset some of the high-yield allocation was an overweight to mortgage-backed securities and asset-backed securities, which were top performers for the fund.

2 Lehman Aggregate Bond Index is an unmanaged index comprising securities from the Lehman Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. These indexes are unmanaged, and investments cannot be made in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

4 Lehman High Yield Bond Index is an unmanaged index comprising all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least one year to maturity.

5 Lehman U.S. Credit Bond Index is an unmanaged index comprising all publicly issued, fixed-rate, non-convertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 Lehman U.S. Treasury Index is an unmanaged index which measures the performance of Treasury bonds and all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues.

The fund's bond holdings' effective duration at 4.13 years was approximately 105% of the fund's benchmark as of October 31, 2002. Yield curve positioning had a minimal effect on performance, as the portfolio was fairly laddered against its benchmark for most of the past 12 months. Our strategy going forward is to keep issuer exposure in corporate securities down to around 0.5% of the bond portion of the fund's portfolio.

How did Federated Stock and Bond Fund, Inc. perform for its shareholders during the 12-month period ended October 31, 2002?

For the reporting period, the fund's Class A, B, and C shares produced total returns of (7.32)%, (8.02)%, and (8.03)%, respectively, based on net asset value. These returns were better than the (8.50)% total return of the Lipper Balanced Funds Average.7

What is your current strategy for selecting stocks, and what were some of the fund's recent stock purchases?

The fund has been moving toward a more balanced position between the growth and value styles this year by adding to some of the growth stocks positions that we already owned. Examples include the following companies:

Dell Computer Corp. (0.9% of stock portfolio) manufactures a variety of computer systems including desktop PCs, notebook computers, workstations and servers.

Microsoft Corp. (3.6% of stock portfolio) develops and sells a wide range of computer software products including operating systems for personal computers and servers, server applications, office applications and software development tools.

Pfizer Inc. (2.3% of stock portfolio)is a global pharmaceutical company whose products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

With respect to the fund's bond holdings, did you make any adjustments to the fund's duration and quality?

We actively managed the fund's duration to take advantage of long- and short-term trends in the bond market. Our firm's long-term strategy is we are "neutral" on the bond market over the next 12 months. In other words, at this stage of the economic cycle, we see the chance of higher rates about equal as the chance for lower rates. So, we do not see huge rewards from taking big duration bets. Tactically, we made more short-term moves in the fund's portfolio earlier this year, but have not been active the past six months. We have stayed relatively close to the benchmark since March 2002.

7 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. The figure does not reflect any sales charges.

Quality wise, we raised the high-yield allocation earlier in the year, as we were hopeful about economic prospects. Over the past months, however, we have been reducing the high-yield bond allocation as our outlook has become less sanguine. The high-yield allocation stood at 2.5% as of October 31, 2002. As a result, average quality has fallen slightly over the past year, but is a still high A+/Aa3. We have no intention of changing credit quality in a major way soon.

What were the fund's top ten holdings in stocks and bonds as of October 31, 2002, and how are the fund's holdings diversified by industry and quality?

The top holdings and sector weightings were as follows:

STOCKS

Name		Percentage of Stock Portfolio
Microsoft Corp.		3.6%
Wal-Mart Stores, Inc.		2.7%
General Electric Co.		2.7%
UnitedHealth Group, Inc.		2.6%
First Data Corp.		2.6%
Pfizer Inc.		2.3%
Washington Mutual, Inc.		2.2%
Allstate Corp.		2.0%
Bank of America Corp.		1.9%
ChevronTexaco Corp.		1.9%
TOTAL		24.5%

Sector	Percentage of Stock Portfolio	Percentage of S&P 500 Index
Financials	21.0%	20.6%
Health Care	14.8%	14.9%
Information Technology	12.9%	14.3%
Industrials	12.4%	11.4%
Consumer Staples	10.6%	9.8%
Consumer Discretionary	10.3%	13.6%
Energy	8.8%	5.8%
Telecommunication Services	3.9%	4.4%
Utilities	3.0%	2.6%
Materials	2.3%	2.6%

BONDS

Name/Coupon/Maturity	Percentage of Bond Portfolio
Federal National Mortgage Association, 5.00% due 9/1/2017	6.5%
U.S. Treasury Note, 5.75% due 11/15/2005	4.7%
Federal National Mortgage Association, 2.34% due 9/25/2032	4.2%
U.S. Treasury Note, 3.50% due 1/15/2011	4.0%
U.S. Treasury Bond, 6.875% due 8/15/2025	3.1%
Federal Home Loan Mortgage Corporation, 4.05% due 6/21/2005	2.9%
U.S. Treasury Bond, 6.25% due 5/15/2030	2.6%
Federal Home Loan Mortgage Corporation, 5.75% due 4/15/2008	2.4%
Government National Mortgage Corporation, 5.50% due 10/15/2032	2.2%
US Bank, N.A., 6.30% due 2/4/2014	1.7%
TOTAL	34.3%

Rating	Percentage of Bond Portfolio
AAA	43.5%
AA	3.6%
A	12.3%
BBB	26.7%
BB	1.6%
B	2.1%
CCC	0.2%

What is your outlook for 2003?

STOCKS

Federated remains bullish on the outlook for U.S. equities and believes the recovery will begin soon, if it hasn't already begun. We perceive some improvement in corporate profits, and we also look for an improvement in stock prices in 2003. We expect returns to be closer to historical averages than to the outsized gains of the late 1990s, i.e., single digits rather than double digits.

BONDS

We see a limited chance that the Fed will tighten until the unemployment rate falls below 5%, having lowered the Fed Funds Target Rate to 1.25% in early November 2002--the lowest this rate has been since July 1961. With all the crosscurrents in the economy at this stage, our expectation is for the U.S. economy to grow in fits and starts, but basically muddle along.

Our outlook for the bond market is that investors will take home a healthy coupon from spread bonds, both investment grade and noninvestment grade. The past three years have taught all of us the great value of diversification in both stocks and bonds. It goes without fear of contradiction, bonds do produce income, and income does matter.

Many long-term investors recognize that we have been in a 20-year downward in interest rates that could continue. Furthermore, bonds provide a hedge against the impact of lower interest rates on future income needs. Pension liabilities (i.e., the need for future retirement income) surge in value when interest rates fall due to their very long durations. Long-term investors will continue to see value in the bond market as a means to reduce risk.

What are your thoughts for shareholders on the value of continuing to invest in Federated Stock and Bond Fund, Inc.?

The fund is a balanced investment of stocks and bonds that can adapt to any investment environment. Its stock portfolio is diversified across ten market sectors, so it is well positioned to participate in the inevitable market turnaround.

Many long-term investors in the fund who want to play a more active role in building their fund accounts use a systematic investment approach. Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets. The illustrations on pages 9, 10 and 11 show the potential long-term benefits of investments in this fund.

Please note, from 1980 until 2000, many investors--including investment managers--benefited from the very strong bull market for equities. Today, that's changed. For the past three years, we have experienced a bear market in stocks. So, investors need an investment plan that works over time, a method to put money to work in high-quality securities.

It is especially for this reason we have put two illustrations of long-term systematic investing in the fund's shares. They show how regularly investing money in a fluctuating market can be a sound way to invest. Just look at the investment results of the compounded rates of return, and the accumulation of fund shares. Yes, it takes time and discipline.

We recommend that you start a plan to invest systematically, if you are not already doing so. Committing smaller amounts of money for investment regularly over time can increase your total number of shares. Stock and bond ownership can be an important part of an IRA, a retirement plan, or a 529 Plan.

Three Ways You May Seek to Invest for Success

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 10/31/82, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $406,589 on 10/31/02, with 10.04%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (14.72)%, (0.07)%, and 6.60%, respectively. The Class B Shares' average annual 1-year, 5-year, and since inception (8/30/96) total returns were (15.30)%, 0.04%, and 4.88%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/19/93) total returns were (11.35)%, 0.30%, and 6.03%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 10/31/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $156,018 by 10/31/02, though you would have invested only $60,000. You would have earned an average annual total return of 8.42% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from both stocks and bonds. Note that you did not commit a large sum of money to the stock market at any one time, and you have reinvested quarterly income. Your dollars accumulated shares over time and as of 10/31/02, you would have owned 9,995 shares. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in a down market. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated Stock and Bond Fund, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $700 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 11/1/97 through 10/31/02, a total of $42,000 was paid to the investor, and the ending value of the account on 10/31/02 was $146,933.1 This represents a 9.17% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested quarterly income during the accumulation period. The $60,000 investment was worth $136,777 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $700 per month as income for a total of $42,000.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

FIFTY YEARS OF INVESTMENT

Many current shareholders may find this 50-year investment record of great interest because it encompasses periods of significant triumph and turmoil, President Kennedy's assassination, the moon walk, the Challenger explosion, the OPEC oil crisis, strong economic growth from the 1980s through 2000, periods of high unemployment and full employment, double-digit inflation and zero inflation, etc. This 50-year period certainly is a prologue to the future. The U.S. economy and the stock and bond markets have always functioned to allow investors to benefit from interest on bonds and capital appreciation from the stocks of great American corporations. Let's look at how an initial investment of $1,000 performed over the fund's history--as Income Foundation Fund from 1952 to 1968, and as Federated Stock and Bond Fund, Inc. thereafter.

If you had made an initial investment of $1,000 in Federated Stock and Bond Fund, Inc. on 3/14/52, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $66,031 on 10/31/02 which represents an average annual total return of 8.58%.1

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains distributions, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares ($1,000 minus $55 sales charge = $945). Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund declares and pays dividends quarterly.

2 Federated began serving as the Fund's adviser on 12/31/68.

Federated Stock & Bond Fund, Inc.--Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Year Ended 10/31/2002
1 Year	(12.41)%
5 Years	0.99%
10 Years	7.09%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. The figure does not reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Stock & Bond Fund, Inc.--Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2002
1 Year	(13.00)%
5 Years	1.10%
Start of Performance (8/30/1996)	5.45%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. The figure does not reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total return quoted reflects all contingent deferred sales charges.

Federated Stock & Bond Fund, Inc.--Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK & BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock & Bond Fund, Inc. (Class C Shares) (the "Fund") from April 19, 1993 (start of performance) to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2002
1 Year	(8.94)%
5 Years	1.37%
Start of Performance (4/19/1993)	6.40%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption within one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. The figure does not reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total return quoted reflects all contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		STOCKS--57.6%
		COMMON STOCKS--50.4%
		Consumer Discretionary--5.2%
74,585	[1]	AOL Time Warner, Inc.	$1,100,129
12,440	[1]	Clear Channel Communications, Inc.	460,902
17,480	[1]	Comcast Corp., Special Class A	402,215
37,900	[1]	Federated Department Stores, Inc.	1,163,530
40,119		Ford Motor Co.	339,407
12,498		General Motors Corp.	415,558
20,216		General Motors Corp., Class H	199,128
30,100		Johnson Controls, Inc.	2,347,800
25,430		Koninklijke (Royal) Philips Electronics NV, ADR	450,111
11,500		Lowe's Cos., Inc.	479,895
20,800		News Corp. Ltd., PFD ADR	411,216
20,200		TRW, Inc.	1,076,660
28,900	[1,2]	Viacom, Inc., Class A	1,288,651
67,740		Wal-Mart Stores, Inc.	3,627,477

		TOTAL	13,762,679

		Consumer Staples--5.3%
13,100		Anheuser-Busch Companies., Inc.	691,156
12,480		Colgate-Palmolive Co.	686,150
41,200		General Mills, Inc.	1,702,384
39,400		Kimberly-Clark Corp.	2,029,100
29,880		PepsiCo, Inc.	1,317,708
52,700		Philip Morris Cos., Inc.	2,147,525
13,400		Procter & Gamble Co.	1,185,230
98,600		Sara Lee Corp.	2,251,038
61,800		UST, Inc.	1,890,462
4,700		Unilever NV, ADR	300,847

		TOTAL	14,201,600

Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Energy--4.4%
35,600	[2]	Ashland, Inc.	$934,500
36,706		ChevronTexaco Corp.	2,482,427
43,640		ConocoPhillips	2,116,540
31,900		ENSCO International, Inc.	862,576
56,430		Exxon Mobil Corp.	1,899,434
11,500		Kerr-McGee Corp.	500,250
51,500		Marathon Oil Corp.	1,076,350
37,100		Royal Dutch Petroleum Co., ADR	1,587,138
7,025		Schlumberger Ltd.	281,773

		TOTAL	11,740,988

		Financials--10.6%
17,100		Allmerica Financial Corp.	145,521
66,600		Allstate Corp.	2,649,348
23,000		American Express Co.	836,510
31,935		American International Group, Inc.	1,997,534
35,780		Bank of America Corp.	2,497,444
16,478		Bear Stearns Cos., Inc.	1,005,982
32,256		Citigroup, Inc.	1,191,859
14,200		Fannie Mae	949,412
11,730		Freddie Mac	722,333
7,400		Goldman Sachs Group, Inc.	529,840
23,400		Lincoln National Corp.	713,934
57,300		Loews Corp.	2,471,922
52,750		MBIA, Inc.	2,302,538
31,365		MBNA Corp.	637,023
20,400		Marsh & McLennan Cos., Inc.	952,884
6,755		Mellon Financial Corp.	191,099
21,400		Morgan Stanley, Dean Witter, & Co.	832,888
34,100		PNC Financial Services Group	1,386,506
15,187		Schwab (Charles) Corp.	139,417
Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Financials--continued
84	[1]	Travelers Property Casualty Corp., Class A	$1,121
15,773	[1]	Travelers Property Casualty Corp., Class B	213,251
45,100		Wachovia Corp.	1,569,029
83,250		Washington Mutual, Inc.	2,977,020
24,455		Wells Fargo & Co.	1,234,244

		TOTAL	28,148,659

		Health Care--7.5%
45,800		Abbott Laboratories	1,917,646
19,600	[1]	Amgen, Inc.	912,576
35,730		Baxter International, Inc.	893,965
46,180		Bristol-Myers Squibb Co.	1,136,490
19,700		CIGNA Corp.	711,958
7,520		Cardinal Health, Inc.	520,459
191,900	[1]	HealthSouth Corp.	834,765
25,400		Johnson & Johnson	1,492,250
14,000		Lilly (Eli) & Co.	777,000
38,000		Merck & Co., Inc.	2,061,120
95,446		Pfizer, Inc.	3,032,319
24,813		Pharmacia Corp.	1,066,959
2,280		Schering Plough Corp.	48,678
38,500		UnitedHealth Group, Inc.	3,501,575
22,120		Wyeth	741,020
4,618	[1]	Zimmer Holdings, Inc.	190,354

		TOTAL	19,839,134

		Industrials--6.2%
54,700		Block (H&R), Inc.	2,427,586
100,000		First Data Corp.	3,494,000
141,470		General Electric Co.	3,572,117
24,000		Ingersoll-Rand Co., Class A	936,000
22,600		Northrop Grumman Corp.	2,330,738
40,200	[2]	Parker-Hannifin Corp.	1,753,926
17,000		Textron, Inc.	697,000
23,500		Union Pacific Corp.	1,387,675

		TOTAL	16,599,042

Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Information Technology--6.5%
500	[1]	Agere Systems, Inc., Class A	$435
12,271	[1]	Agere Systems, Inc., Class B	11,412
28,710	[1]	Applied Materials, Inc.	431,511
2,300	[1,2]	Broadcom Corp.	27,554
70,700	[1]	Cisco Systems, Inc.	790,426
17,400	[1]	Computer Sciences Corp.	561,846
40,200	[1]	Dell Computer Corp.	1,150,122
28,885	[1]	EMC Corp. Mass	147,602
23,200		Electronic Data Systems Corp.	349,392
42,730		Hewlett-Packard Co.	675,134
112,935		Intel Corp.	1,953,776
28,900		International Business Machines Corp.	2,281,366
14,540	[1]	JDS Uniphase Corp.	32,730
46,385	[1,2]	Lucent Technologies, Inc.	57,054
90,900	[1]	Microsoft Corp.	4,860,423
25,700		Motorola, Inc.	235,669
34,375	[1,2]	Nortel Networks Corp.	42,281
90,610	[1]	Oracle Corp.	923,316
495	[2]	Palm, Inc.	5,915
13,300	[1]	Qualcomm, Inc.	459,116
5,000	[1]	Siebel Systems, Inc.	37,600
80,800	[1]	Storage Technology Corp.	1,428,544
56,350	[1]	Sun Microsystems, Inc.	166,852
10,400	[1]	Tellabs, Inc.	79,872
20,120		Texas Instruments, Inc.	319,103
14,155	[1]	Veritas Software Corp.	215,864

		TOTAL	17,244,915

		Materials--1.2%
25,100		Du Pont (E.I.) de Nemours & Co.	1,035,375
29,800		International Paper Co.	1,040,914
4,232		Monsanto Co.	69,955
20,700		PPG Industries, Inc.	973,521

		TOTAL	3,119,765

Shares or Principal Amount			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Telecommunication Services--2.0%
72,840		AT&T Corp.	$949,834
16,843	[1]	AT&T Wireless Services, Inc.	115,711
16,300	[1,2]	NEXTEL Communications, Inc., Class A	183,864
21,900		Qwest Communications International, Inc.	74,241
52,800		SBC Communications, Inc.	1,354,848
26,400		Sprint Corp. (FON Group)	327,888
59,876		Verizon Communications	2,260,918

		TOTAL	5,267,304

		Utilities--1.5%
32,100		CenterPoint Energy, Inc.	227,268
17,800		Duke Energy Corp.	364,722
39,300	[1]	Edison International	394,965
50,100		Entergy Corp.	2,208,909
3,300	[2]	FPL Group, Inc.	194,634
20,600		Public Service Enterprises Group, Inc.	590,190
25,314	[1]	Reliant Resources, Inc.	47,590

		TOTAL	4,028,278

		TOTAL COMMON STOCKS (IDENTIFIED COST $145,498,694)	133,952,364

		FUTURES CONTRACT COLLATERAL--7.2%[3]
$5,100,000		United States Treasury Bill, 12/19/2002	5,091,993
5,000,000		United States Treasury Bill, 12/26/2002	4,990,800
9,100,000		United States Treasury Bill, 1/16/2003	9,075,521

		TOTAL FUTURES CONTRACT COLLATERAL (IDENTIFIED COST $19,145,006)	19,158,314

		TOTAL STOCKS (IDENTIFIED COST $164,643,700)	153,110,678

		ASSET-BACKED SECURITIES--0.4%
781,487	[4]	125 Home Loan Owner Trust 1998-1A B1, 9.26%, 2/15/2029	819,827
62,161	[4]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3 BB, 5.50%, 11/20/2029	37,296
43,208	[4]	Option One Mortgage Securities Corp. 1999-4 CTF, 9.66%, 9/26/2031	43,243
183,031	[4]	SMFC Trust Asset-Backed Certificates, Series 1997-A 4, 5.062%, 1/28/2025	142,135

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,051,852)	1,042,501

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--1.1%
$2,969,120		Federal National Mortgage Association, 2.340%, 9/25/2032 (identified cost $2,967,264)	$2,973,826

		CORPORATE BONDS--12.8%
		Aerospace & Defense--0.2%
50,000		Lockheed Martin Corp., Note, 8.20%, 12/01/2009	60,349
500,000		Raytheon Co., Note, 6.30%, 3/15/2005	524,375

		TOTAL	584,724

		Air Transportation--0.1%
54,880		Northwest Airlines Pass, Pass Thru Cert., 7.575%, 3/1/2019	49,696
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	262,023

		TOTAL	311,719

		Automotive--0.2%
500,000		General Motors Corp., Note, 7.20%, 1/15/2011	466,625

		Banking--1.0%
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/15/2005	799,252
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/1/2009	66,187
493,925	[4]	Regional Diversified Funding, 9.25%, 3/15/2030	539,968
1,100,000		US Bank N.A., 6.30%, 2/4/2014	1,231,901

		TOTAL	2,637,308

		Broadcast Radio & TV--0.9%
750,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	738,750
500,000		Clear Channel Communications, Inc., 7.65%, 9/15/2010	547,070
1,000,000		Univision Communications, Inc., 7.85%, 7/15/2011	1,069,750

		TOTAL	2,355,570

		Cable Television--0.1%
250,000		Cox Communications Inc., MTN, 6.69%, 9/20/2004	253,962

		Chemicals & Plastics--0.3%
400,000	[4]	Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020	200,625
500,000		Monsanto Co., 7.375%, 8/15/2012	515,405

		TOTAL	716,030

		Consumer Products--0.3%
700,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	755,125

		Ecological Services & Equipment--0.4%
1,000,000		Waste Management, Deb., 8.75%, 5/1/2018	1,128,920

Principal Amount			Value
		CORPORATE BONDS--continued
		Finance -- 0.0%
$1,000	[1]	Arcadia Financial Ltd. - Warrants	$10

		Finance - Automotive--0.4%
500,000		Ford Motor Credit Corp., Note, 7.375%, 10/28/2009	456,515
500,000		General Motors Acceptance, 7.50%, 7/15/2005	515,470

		TOTAL	971,985

		Finance - Retail--0.3%
45,000		Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	37,857
500,000		Household Finance Corp., Unsecd. Note, 5.75%, 1/30/2007	436,930
500,000	[2]	Sears Roebuck Acceptance Corp., 6.70%, 4/15/2012	467,470

		TOTAL	942,257

		Financial Intermediaries--0.4%
550,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	597,558
500,000		Lehman Brothers Holdings, 7.875%, 8/15/2010	580,380

		TOTAL	1,177,938

		Financial Services--0.1%
45,000		Associates Corp. of North America, Sr. Note, 5.50%, 2/15/2004	46,553
30,000		Heller Financial, Inc., Note, 7.375%, 11/1/2009	33,541
55,000		Newcourt Credit Group, Inc., Company Guarantee, Series B1, 6.875%, 2/16/2005	55,673

		TOTAL	135,767

		Food & Drug Retailers--0.6%
500,000		Albertsons, Inc., 7.50%, 2/15/2011	571,975
125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/1/2008	142,922
750,000		Safeway, Inc., Note, 7.25%, 9/15/2004	806,963

		TOTAL	1,521,860

		Food Products--0.4%
250,000		General Mills, Inc., 6.00%, 2/15/2012	266,880
300,000		Kellogg Co., 6.60%, 4/1/2011	336,405
400,000		Kraft Foods, Inc., 5.625%, 11/1/2011	424,616

		TOTAL	1,027,901

		Forest Products--0.1%
150,000		Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013	136,500

		Health Care--0.1%
250,000		HCA Inc., 6.95%, 5/1/2012	254,785

Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--0.2%
$500,000		Kennametal, Inc., 7.20%, 6/15/2012	$504,295

		Insurance--1.1%
250,000		Delphi Financial Group, Note, 8.00%, 10/1/2003	258,140
1,250,000		Delphi Funding, 9.31%, 3/25/2027	966,713
750,000	[4]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	798,952
150,000	[4]	Providian Capital I, Bank Guarantee, 9.525%, 2/1/2027	31,125
750,000	[4]	Union Central Life Insurance Co, Note, 8.20%, 11/1/2026	753,038

		TOTAL	2,807,968

		Leisure & Entertainment--0.3%
850,000		International Speedway Co, 7.875%, 10/15/2004	911,778

		Metals & Mining--0.2%
500,000	[4]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	534,769

		Oil & Gas--0.5%
250,000		Conoco, Inc., 5.45%, 10/15/2006	267,155
70,000		Enron Corp., 7.375%, Bond, 5/15/2019	7,700
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	54,871
1,000,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	1,086,500
35,000		Petro-Canada, Inc., Deb., 7.00%, 11/15/2028	35,957

		TOTAL	1,452,183

		Printing & Publishing--0.3%
500,000		News America Holdings, Inc., 9.25%, 2/1/2013	568,290
250,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	278,525

		TOTAL	846,815

		Rail Industry--0.1%
200,000		Canadian Pacific Railroad, 6.25%, 10/15/2011	219,252

		Real Estate--0.5%
675,000		EOP Operating LP, 7.375%, 11/15/2003	704,606
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	47,876
600,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	623,802

		TOTAL	1,376,284

		Retailers--0.5%
1,250,000		Shopko Stores, Sr. Note, 9.25%, 3/15/2022	1,006,250
200,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	233,666

		TOTAL	1,239,916

Principal Amount			Value
		CORPORATE BONDS--continued
		Sovereign--0.1%
$35,000		Manitoba, Province of, Deb., Series C2, 6.75%, 3/1/2003	$35,596
250,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	307,110

		TOTAL	342,706

		State/Provincial--0.1%
650,000		New South Wales, State of, Local Gov't. Guarantee, 6.50%, 5/1/2006	375,241

		Supranational--0.1%
300,000		Corp Andina De Fomento, Sr. Note, 7.375%, 1/18/2011	326,553

		Technology Services--0.2%
500,000		International Business Machines Corp., 4.875%, 10/1/2006	529,020

		Telecommunications & Cellular--1.4%
800,000		AT&T Corp., 7.30%, 11/15/2011	762,000
200,000		CenturyTel, Inc., 8.375%, 10/15/2010	222,688
250,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	259,375
50,000	[2]	Insight Midwest LP, Sr. Note, 9.75%, 10/1/2009	41,500
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	142,500
750,000		MetroNet Communications Corp., Sr. Note, 10.625%, 11/1/2008	116,250
1,000,000		Sprint Capital Corp., 8.75%, 3/15/2032	753,750
260,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	245,050
1,100,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	1,194,864

		TOTAL	3,737,977

		Utilities--1.3%
200,000		Arizona Public Service Co, 6.375%, 10/15/2011	209,708
100,000		CMS Energy Corp., Sr. Note, 7/1/2003	84,500
75,000		Calpine Corp., Sr. Note, 7.75%, 4/15/2009	24,000
250,000		DPL, Inc., Sr. Note, 6.875%, 9/1/2011	229,485
250,000		FirstEnergy Corp., 6.45%, 11/15/2011	235,805
250,000		FirstEnergy Corp., 7.375%, 11/15/2031	219,475
750,000		Homer City Funding LLC, Sr. Secd. Note, 8.734%, 10/1/2026	618,517
500,000	[4]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	520,700
500,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	498,350
25,000		NRG Energy, Inc., Bond, 8.00%, 11/1/2003	5,375
500,000	[4]	Oncor, Inc., 7.00%, 9/1/2022	431,875
500,000		Tampa Electric Co., 6.375%, 8/15/2012	492,530

		TOTAL	3,570,320

		TOTAL CORPORATE BONDS (IDENTIFIED COST $35,902,277)	34,154,063

Principal Amount			Value
		GOVERNMENT AGENCIES--2.2%
$1,000,000	[2]	Federal Home Loan Mortgage Corp., 3.250%, 11/15/2004	$1,025,830
2,000,000		Federal Home Loan Mortgage Corp., 4.050%, 6/21/2005	2,052,740
500,000		Federal Home Loan Mortgage Corp., 5.500%, 9/15/2011	539,925
1,500,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,667,010
500,000	[2]	Federal National Mortgage Association, 4.375%, 10/15/2006	527,400

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,402,162)	5,812,905

		FOREIGN GOVERNMENTS --1.4%
		Sovereign--1.4%
700,000		Austria, Government of, Bond, Series 98 1, 5.00%, 1/15/2008	723,702
550,000		Canada, Government of, Series WU42, 5.00%, 9/01/2004	364,472
750,000		Germany, Government of, Bond, 3.75%, 1/04/2009	727,364
700,000		Germany, Government of, Bond, 5.25%, 1/04/2011	730,343
700,000		Germany, Government of, Bond, Series 139, 4.00%, 2/16/2007	698,728
500,000		Quebec, Province of, 5.75%, 2/15/2009	551,795

		TOTAL FOREIGN GOVERNMENTS (IDENTIFIED COST $3,392,690)	3,796,404

		MORTGAGE BACKED SECURITIES--2.5%
179,394		Federal Home Loan Mortgage Corp., 6.500%, 7/1/2014 - 5/1/2029	187,094
27,099		Federal National Mortgage Association, 9.500%, 2/1/2025	29,868
37,269		Federal National Mortgage Association, 7.500%, 4/1/2028 - 9/1/2029	39,686
92,071		Federal National Mortgage Association, 7.000%, 10/1/2014 - 8/1/2029	96,591
49,658		Federal National Mortgage Association, 6.000%, 10/1/2028	51,240
4,532,351		Federal National Mortgage Association, 5.000%, 9/1/2017	4,613,072
23,191		Government National Mortgage Association, 8.000%, 12/15/2023	25,257
13,370		Government National Mortgage Association, 7.500%, 5/15/2028	14,285
30,909		Government National Mortgage Association, 7.000%, 4/15/2023	32,832
15,163		Government National Mortgage Association, 6.500%, 9/15/2028	15,869
1,500,000		Government National Mortgage Association, 5.500%, 10/15/2032	1,522,965

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $6,594,030)	6,628,759

		U.S. TREASURY--6.1%
		Treasury Securities--6.1%
790,000	[2]	United States Treasury Bond, 8.750%, 5/15/2017	1,125,395
750,000		United States Treasury Bond, 8.125%, 5/15/2021	1,033,875
1,750,000	[2]	United States Treasury Bond, 6.875%, 8/15/2025	2,163,910
1,600,000	[2]	United States Treasury Bond, 6.250%, 5/15/2030	1,859,552
500,000	[2]	United States Treasury Bond, 6.000%, 2/15/2026	559,275
Principal Amount or Shares			Value
		U.S. TREASURY--continued
		Treasury Securities--continued
$700,000	[2]	United States Treasury Note, 7.875%, 11/15/2004	$785,967
3,000,000	[2]	United States Treasury Note, 5.750%, 11/15/2005	3,318,360
750,000	[2]	United States Treasury Note, 5.000%, 8/15/2011	816,855
1,000,000		United States Treasury Note, 4.750%, 11/15/2008	1,086,630
2,590,875	[2]	United States Treasury Note, 3.500%, 1/15/2011	2,816,825
530,000		United States Treasury Note, 3.250%, 8/15/2007	542,073

		TOTAL U.S. TREASURY (IDENTIFIED COST $15,109,765)	16,108,717

		MUTUAL FUNDS--22.6%
		High Yield Bond--1.0%
473,334		High Yield Bond Portfolio	2,750,073

		Mortgage Backed Securities--12.3%
3,163,007		Federated Mortgage Core Portfolio	32,642,237

		Money Market Fund--9.3%
24,736,690		Prime Value Obligations Fund, Series IS	24,736,690

		Total Mutual Funds (identified cost $58,537,538)	60,129,000

		TOTAL INVESTMENTS (IDENTIFIED COST $293,601,278)[5]	$283,756,853

1 Non-income producing security.

2 Certain shares or principal amounts are temporarily on loan to unaffiliated broker/dealers.

3 Treasury bills held as collateral for S&P 500 contracts.

4 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At October 31, 2002, these securities amounted to $4,853,553 which represents 1.8% of net assets.

5 The cost of investments for federal tax purposes amounts to $294,484,352. The net unrealized depreciation of investments on a federal tax basis amounts to $10,727,499 which is comprised of $24,291,860 appreciation and $35,019,359 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($266,026,458) at October 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $293,601,278)		$283,756,853
Cash		8,953
Cash denominated in foreign currency (cost of $20,206)		20,536
Short-term investments held as collateral for securities lending		18,956,652
Income receivable		1,368,779
Receivable for shares sold		522,622

TOTAL ASSETS		304,634,395

Liabilities:
Payable for investments purchased	$19,069,407
Payable for shares redeemed	383,859
Payable on collateral due to broker	18,956,652
Payable for daily variation margin	92,450
Accrued expenses	105,569

TOTAL LIABILITIES		38,607,937

Net assets for 17,055,787 shares outstanding		$266,026,458

Net Assets Consist of:
Paid in capital		$289,458,348
Net unrealized depreciation of investments, translation of assets and liabilities in foreign currency transactions and futures contracts		(10,197,782)
Accumulated net realized loss on investments and foreign currency transactions and futures contracts		(13,513,400)
Undistributed net investment income		279,292

TOTAL NET ASSETS		$266,026,458

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($184,294,347 ÷ 11,805,803 shares outstanding)		$15.61

Offering price per share (100/94.50 of $15.61)[1]		$16.52

Redemption proceeds per share		$15.61

Class B Shares:
Net asset value per share ($59,165,351 ÷ 3,797,793 shares outstanding)		$15.58

Offering price per share		$15.58

Redemption proceeds per share (94.50/100 of $15.58)[1]		$14.72

Class C Shares:
Net asset value per share ($22,566,760 ÷ 1,452,191 shares outstanding)		$15.54

Offering price per share		$15.54

Redemption proceeds per share (99.00/100 of $15.54)[1]		$15.38

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $14,409)			$5,440,408
Interest (including income on securities loaned of $15,572 and net of foreign taxes withheld of $513)			4,437,064

TOTAL INCOME			9,877,472

Expenses:
Investment adviser fee		$1,960,605
Administrative personnel and services fee		207,171
Custodian fees		25,633
Transfer and dividend disbursing agent fees and expenses		335,008
Directors'/Trustees' fees		9,189
Auditing fees		5,140
Legal fees		2,849
Portfolio accounting fees		94,685
Distribution services fee--Class B Shares		479,832
Distribution services fee--Class C Shares		180,785
Shareholder services fee--Class A Shares		468,528
Shareholder services fee--Class B Shares		159,944
Shareholder services fee--Class C Shares		60,262
Share registration costs		50,483
Printing and postage		64,786
Insurance premiums		1,127
Taxes		21,720
Miscellaneous		9,693

TOTAL EXPENSES		4,137,440

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(3,297)
Fees paid indirectly from directed broker arrangements	(668)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(3,965)

Net expenses			4,133,475

Net investment income			5,743,997

Realized and Unrealized Loss on Investments and Foreign Currency Transactions and Futures Contracts:
Net realized loss on investments and foreign currency transactions			(4,136,471)
Net realized loss on futures contracts			(5,150,329)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency transactions			(18,837,481)

Net realized and unrealized loss on investments and foreign currency and futures contracts			(28,124,281)

Change in net assets resulting from operations			$(22,380,284)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,743,997	$6,116,829
Net realized loss on investments and foreign currency transactions and futures contracts	(9,286,800)	(2,997,934)
Net change in unrealized appreciation of investments and translations of assets and liabilities in foreign currency and futures contracts	(18,837,481)	(12,090,266)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(22,380,284)	(8,971,371)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,149,628)	(5,036,126)
Class B Shares	(953,497)	(1,157,749)
Class C Shares	(363,217)	(501,484)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	--	(4,337,565)
Class B Shares	--	(1,251,723)
Class C Shares	--	(547,954)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,466,342)	(12,832,601)

Share Transactions:
Proceeds from sale of shares	102,779,882	131,015,270
Net asset value of shares issued to shareholders in payment of distributions declared	4,869,260	11,390,462
Cost of shares redeemed	(73,719,239)	(108,701,295)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	33,929,903	33,704,437

Change in net assets	6,083,277	11,900,465

Net Assets:
Beginning of period	259,943,181	248,042,716

End of period (including undistributed net investment income of $279,292 and 89,021, respectively)	$266,026,458	$259,943,181

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$17.22	$18.78	$18.71	$19.14	$20.46
Income From Investment Operations:
Net investment income	0.39	0.48	0.55	0.55	0.65
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.62)	(1.04)	0.48	0.45	1.37

TOTAL FROM INVESTMENT OPERATIONS	(1.23)	(0.56)	1.03	1.00	2.02

Less Distributions:
Distributions from net investment income	(0.38)	(0.53)	(0.54)	(0.53)	(0.69)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)

TOTAL DISTRIBUTIONS	(0.38)	(1.00)	(0.96)	(1.43)	(3.34)

Net Asset Value, End of Period	$15.61	$17.22	$18.78	$18.71	$19.14

Total Return[1]	(7.32)%	(3.12)%	5.79%	5.35%	11.09%

Ratios to Average Net Assets:

Expenses	1.26%[2]	1.31%	1.29%	1.25%	1.25%

Net investment income	2.32%	2.64%	2.98%	2.85%	3.30%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$184,294	$175,854	$177,236	$209,985	$196,149

Portfolio turnover	54%	28%	26%	46%	53%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$17.19	$18.75	$18.68	$19.10	$20.45
Income From Investment Operations:
Net investment income	0.26	0.35	0.41	0.42	0.50
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.62)	(1.05)	0.49	0.45	1.37

TOTAL FROM INVESTMENT OPERATIONS	(1.36)	(0.70)	0.90	0.87	1.87

Less Distributions:
Distributions from net investment income	(0.25)	(0.39)	(0.41)	(0.39)	(0.57)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)

TOTAL DISTRIBUTIONS	(0.25)	(0.86)	(0.83)	(1.29)	(3.22)

Net Asset Value, End of Period	$15.58	$17.19	$18.75	$18.68	$19.10

Total Return[1]	(8.02)%	(3.85)%	5.02%	4.63%	10.26%

Ratios to Average Net Assets:

Expenses	2.01%[2]	2.06%	2.04%	2.00%	2.00%

Net investment income	1.57%	1.89%	2.26%	2.10%	2.55%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$59,165	$60,058	$48,898	$53,154	$26,487

Portfolio turnover	54%	28%	26%	46%	53%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$17.15	$18.70	$18.63	$19.07	$20.42
Income From Investment Operations:
Net investment income	0.26	0.35	0.41	0.42	0.50
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(1.62)	(1.04)	0.49	0.43	1.37

TOTAL FROM INVESTMENT OPERATIONS	(1.36)	(0.69)	0.90	0.85	1.87

Less Distributions:
Distributions from net investment income	(0.25)	(0.39)	(0.41)	(0.39)	(0.57)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)

TOTAL DISTRIBUTIONS	(0.25)	(0.86)	(0.83)	(1.29)	(3.22)

Net Asset Value, End of Period	$15.54	$17.15	$18.70	$18.63	$19.07

Total Return[1]	(8.03)%	(3.81)%	5.04%	4.52%	10.21%

Ratios to Average Net Assets:

Expenses	2.01%[2]	2.06%	2.04%	2.00%	2.00%

Net investment income	1.57%	1.89%	2.26%	2.10%	2.55%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$22,567	$24,032	$21,909	$20,385	$10,312

Portfolio turnover	54%	28%	26%	46%	53%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Funds' policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$123	$(87,384)	$87,261

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$5,466,342

Long-term capital gains	$--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$280,190

Undistributed long-term capital gains	$--

Unrealized depreciation	$(10,721,806)

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $12,987,435, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$3,600,347

2010	$ 9,387,088

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 2002, the Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
December 2002	86 S&P 500 Index Futures	Long	$(359,050)

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$18,132,944	$18,956,652

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At October 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

Year Ended October 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,452,697	$74,821,478	5,358,160	$96,551,437
Shares issued to shareholders in payment of distributions declared	216,498	3,696,620	458,679	8,210,047
Shares redeemed	(3,073,577)	(51,181,066)	(5,041,894)	(91,136,905)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,595,618	$27,337,032	774,945	$13,624,579

Year Ended October 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,360,605	$23,050,923	1,448,528	$26,026,393
Shares issued to shareholders in payment of distributions declared	49,499	846,270	121,740	2,175,979
Shares redeemed	(1,105,827)	(18,207,545)	(684,832)	(12,256,386)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	304,277	$5,689,648	885,436	$15,945,986

Year Ended October 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	290,604	$4,907,481	467,771	$8,437,440
Shares issued to shareholders in payment of distributions declared	19,124	326,370	56,347	1,004,436
Shares redeemed	(258,821)	(4,330,628)	(294,155)	(5,308,004)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	50,907	$903,223	229,963	$4,133,872

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,950,802	$33,929,903	1,890,344	$33,704,437

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $668 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$73,201,507

Sales	$47,801,710

Purchases and sales of long-term U.S. government securities for the year ended October 31, 2002, were as follows:

Purchases	$73,994,851

Sales	$79,368,572

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended October 31, 2002.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock and Bond Fund, Inc. (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: December 1956	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 1998

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: November 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1985

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01454-01 (12/02)